As filed with the Securities and Exchange Commission on September 17, 2009

Securities Act Registration No. 333-7305

Investment Company Act Registration No. 811-7685

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 53	[Ö]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö]
Amendment No. 54

FRONTEGRA FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

400 Skokie Blvd.
Suite 500
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (847) 509-9860

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois  60062

(Name and Address of Agent for Service)

Copies to:

Carol A. Gehl

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin  53202

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[   ] on (date) pursuant to paragraph (b) of Rule 485.

[X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[   ] on (date) pursuant to paragraph (a)(1) of Rule 485.

[   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

Explanatory Note:  This Post-Effective Amendment to the Registration Statement of Frontegra Funds, Inc. relates only to the Frontegra IronBridge Global Focus Fund of Frontegra Funds, Inc. and does not relate to, amend, supersede or otherwise affect the separate Prospectuses and Statement of Additional Information for the other series and classes of Frontegra Funds, Inc.

FRONTEGRA FUNDS

PROSPECTUS

Frontegra IronBridge Global Focus Fund

IronBridge Capital Management, L.P.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

September 18, 2009

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra IronBridge Global Focus Fund (the “Fund”) is a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the Fund is long-term capital appreciation.  The Fund invests primarily in equity securities of companies traded in developed markets throughout the world, including the United States.

The Fund’s investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Fund.  Please read it carefully and keep it for future reference.

TABLE OF CONTENTS

The Fund at a Glance	2
Fees and Expenses of the Fund	4
Principal Investment Strategy	5
Investment Process	5
Fund Management	5
Your Account	8
Exchange Privilege	12
Valuation of Fund Shares	12
Portfolio Holdings Disclosure Policy	13
Distributions and Tax Treatment	13

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUND AT A GLANCE

Investment Objective.  The Fund seeks long-term capital appreciation.

Principal Investment Strategy.   The Fund invests primarily in equity securities of companies traded in developed markets throughout the world, including the United States.  The Fund will be diversified among a number of different countries (at least three) and will invest at least 40% of its total assets in foreign securities.  The Fund invests primarily in the equity securities of companies principally traded in the regions that are included in the Morgan Stanley Capital World Index (“MSCI World Index”).  The Fund may invest in companies across all market capitalizations, but the Fund will primarily invest in companies with market capitalizations in excess of US$ 2 billion at the time of investment.  Additionally, the Fund may invest up to 10% of its total assets in securities of companies principally traded in emerging market countries.  The Fund’s subadviser, IronBridge International Ltd. (“IronBridge International”), chooses companies that it believes have the potential to exceed economic performance levels on which market valuations are premised.  In constructing a portfolio for the Fund, IronBridge International selects stocks using an economic return framework, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively-priced companies.  As a result of this methodology, the Fund invests in both growth and value-style stocks.

IronBridge International considers developed markets to be the markets of countries included in the MSCI World Index, which consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  Emerging market countries are considered to include most other countries throughout the world.

Principal Risk Factors.  The main risks of investing in the Fund are:

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Equity Securities Risks.  The Fund invests primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Foreign Securities Risks.  The Fund will have a substantial investment in securities of companies principally traded in foreign countries.  Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets.

Emerging Markets Risks.  The Fund may invest up to 10% of its total assets in securities of companies principally traded in emerging markets.  The risks of foreign investments typically are greater in emerging markets.  Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility.  These countries may have less developed legal and accounting structures and are more likely to experience high levels of inflation, deflation or currency devaluations, which could adversely affect their economies and securities markets.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that IronBridge International would like to sell.  IronBridge International may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s management or performance.

Management Risks.  The Fund is actively managed by IronBridge International using an economic return framework.  There is no guarantee that this methodology or other investment techniques used by IronBridge International will produce the desired results.

Growth and Value Investing Risks.  The Fund invests in both growth and value-style stocks.  Investors often expect growth companies to increase their earnings at a certain rate.  Failures by such companies to meet these expectations may result in sharp declines in the prices of these stocks, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  Value stocks may never increase in price or pay dividends as anticipated by IronBridge International, or may decline even further if the market fails to recognize the company’s value, if the factors that IronBridge International believes will increase the price do not occur or if a stock judged to be undervalued is actually appropriately priced.

Currency Risks.  Investments in foreign securities denominated and traded in foreign currencies involve additional risks.  The value of the Fund’s foreign securities as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  In addition, the Fund may incur costs in connection with conversions between various currencies.

Region or Sector Risks.  The Fund may invest a higher percentage of its total assets in a particular region or sector of international markets.  In such a case, changes affecting that region or sector may have a significant impact on the Fund’s overall portfolio.

Recent Market Conditions

During 2008 and 2009, U.S. and international markets have experienced dramatic volatility.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  As a result, many of the above risks may be increased.  The U.S. and foreign governments have taken various steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.

The Fund may be an appropriate investment for you if you:

•

Seek long-term capital appreciation; and

•

Want to include a global core fund in your portfolio.

Performance of the Fund.

  Performance information for the Fund is not included because the Fund does not have one full year of calendar performance.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)(1)	NONE
Redemption/Exchange Fee (as a percentage of amount redeemed) (2)	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(3)
Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses(4)	0.69%
Total Annual Fund Operating Expenses(4)	1.54%
Fee Waiver/Expense Reimbursement(5)	0.54%
Net Expenses	1.00%

____________

(1)

The Fund will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

A redemption/exchange fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions or exchanges of shares made within 30 days from the date of purchase.

(3)

Stated as a percentage of the Fund’s average daily net assets.

(4)

“Other Expenses” and “Total Annual Fund Operating Expenses” are estimates for the Fund’s first fiscal year, and include a subadministration fee of 0.05%.  The subadministration fee is subject to a fee reduction schedule as described under “Fund Management – Subadministrator.”

(5)

Pursuant to an expense cap agreement between the Fund’s investment adviser, IronBridge Capital Management, L.P. (“ICM” or the “Adviser”), and the Company, ICM has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.00% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2010 with successive renewal terms of one year unless terminated by ICM or the Company prior to renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that ICM’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2010.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

Fund	1 Year	3 Years
IronBridge Global Focus Fund	$102	$433

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities of companies traded in developed markets throughout the world, including the United States. The Fund will be diversified among a number of different countries (at least three) and will invest at least 40% of its total assets in foreign securities.  The Fund invests primarily in the equity securities of companies principally traded in the regions that are included in the MSCI World Index.  Additionally, the Fund may invest up to 10% of its total assets in securities of companies principally traded in emerging market countries.  The Fund may invest in companies across all market capitalizations, but the Fund will primarily invest in companies with market capitalizations in excess of US$ 2 billion at the time of investment.  IronBridge International chooses companies that it believes have the potential to exceed economic performance levels on which market valuations are premised.

IronBridge International considers developed markets to be the markets of countries included in MSCI World Index, which consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  Emerging market countries are considered to include most other countries throughout the world.

Equity securities in which the Fund may invest include:  common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody’s Investors Service or BBB or higher by Standard & Poor’s or Fitch Ratings.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

As a global core fund, the Fund invests in both value and growth stocks as a result of the IronBridge International methodology.  In selecting stocks, IronBridge International utilizes an economic return framework, a valuation model that uses cash flows rather than traditional accounting measures such as earnings and book value to identify attractively priced companies.  The first phase in the decision-making process involves screening a broad universe of approximately 2,500 global stocks with a market capitalization in excess of $2 billion at the time of investment, to determine which look most promising based on analysis of several key determinants of success, such as capital investment, credit worthiness and sales momentum.  From there, IronBridge International evaluates approximately 400 companies, with a focus on each company’s stage in its life cycle and level, trend and sustainability of economic returns.  This results in a potential buy list of approximately 200 well-managed companies which are further evaluated to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, IronBridge International arrives at a target price for each stock and makes risk reward comparisons between all potential holdings.  The portfolio is generally constructed from approximately 40 to 65 issues with close attention paid to the sector, region and life cycle weightings of the MSCI World Index.  Stocks are sold or positions are reduced when they reach the target price, when there is a significant change in the economic return trend, or when a position reaches the portfolio limit as determined by IronBridge International.

FUND MANAGEMENT

Board of Directors.  Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with ICM pursuant to which ICM supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  ICM has entered into a subadvisory agreement with IronBridge International under which IronBridge International serves as the Fund’s portfolio manager and, subject to ICM’s supervision, manages the Fund’s portfolio assets.

Adviser.  ICM is the Fund’s investment adviser, which supervises the management of the Fund’s portfolio by IronBridge International.  ICM was founded in 1999 and is located at One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181.  In addition to providing investment advisory services to the Fund, ICM serves as subadviser to two other Frontegra Funds, the Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund, which are advised by Frontegra Asset Management, Inc. (“Frontegra”) and not discussed in this Prospectus.  Additionally, ICM serves as investment adviser to pension plans, endowments, foundations and high net worth clients.  As of June 30, 2009, ICM had approximately $5.5 billion under management.  ICM and IronBridge International are affiliates.

A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement is included in the Company’s annual report for the period ended June 30, 2009.  A discussion regarding the Board of Directors’ basis for approving the subadvisory agreement will be included in the Fund’s semi-annual report for the period ending December 31, 2009.

Advisory Fees.  Under the investment advisory agreement, the Fund compensates ICM at the annual rate of 0.85% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between ICM and the Company, ICM has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.00% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2010, with successive renewal terms of one year unless terminated by ICM or the Company prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.  Additionally, ICM has assumed certain fees and expenses relating to the start up and ongoing operation of the Fund pursuant to a subadministration agreement, described below, entered into by and among the Company, ICM and Frontegra.

IronBridge International.  IronBridge International is located at Beaumont House, Beaumont Mews, 37 Marylebone High Street, London, United Kingdom, W1U 4QE.  IronBridge International is a wholly-owned subsidiary of ICM.  IronBridge International is authorized and regulated by the Financial Services Authority for the conduct of investment business in the United Kingdom and is a registered investment adviser with the U.S. Securities and Exchange Commission.  Under the subadvisory agreement, IronBridge International provides continuous advice and recommendations concerning the Fund’s investments.  ICM executes portfolio transactions based on these recommendations on behalf of IronBridge International and is responsible for selecting the broker-dealers who execute the portfolio transactions.   IronBridge International is compensated by ICM for its investment advisory services to the Fund and to other accounts.  Pursuant to this arrangement, ICM pays IronBridge International a fee equal to the aggregate of costs and expenses incurred by IronBridge International in providing advisory services to ICM plus an additional amount based on a percentage of such expenses.  In addition to providing investment advisory services to the Fund, IronBridge International serves as investment adviser to pension plans, endowments, foundations and other institutional investors.  As of June 30, 2009, IronBridge International had approximately U.S. $3.3 billion under management.

Portfolio Managers.  The Fund is managed by a team consisting of Stephen Barrow, Matthew Halkyard, James Clarke and Peter Rutter.  Each member of the team has equal investment decision-making responsibilities with respect to the Fund.  Each member is involved in idea generation, fundamental stock analysis and portfolio assessment.  The team meets regularly to discuss investment ideas and decisions are made based on the consensus of the team.  Mr. Barrow, Mr. Clarke and Mr. Rutter are employed by IronBridge International and are based in the UK.  Mr. Halkyard is employed by ICM and is based in the US.

Mr. Barrow is the Chief Investment Officer and Head of the Global Team of IronBridge International, and has led the Global Team at IronBridge International since joining the company in 2005.  Prior to 2005, Mr. Barrow was employed by Deutsche Asset Management, formerly Morgan Grenfell.  Mr. Barrow served as Head of Global Equities at Deutsche Asset Management from 2002-2005, Global Head of Research from 2001-2005, Head of Equity Strategy from 1997-2001 and as UK Portfolio Manager from 1992-2002.  He holds a degree in economic history from the University of St. Andrews.

Mr. Halkyard has been a Portfolio Manager of ICM since 2005.  From 2002-2005, Mr. Halkyard was the Director of Small and Mid-Cap Equity Operations at Credit Suisse Group in London.  From 1994-2002, Mr. Halkyard was

employed by HOLT Value Associates, L.P., the former parent company of ICM, where he was Managing Director of European Operations from 1997-2002 and a Portfolio Representative from 1994-1997.  Prior to 1994, Mr. Halkyard was an Analyst with Melson Technologies.  He holds a B.S. in accounting from the University of Indiana and has earned the right to use the Chartered Financial Analyst designation.

Mr. Clarke has been a Portfolio Manager of IronBridge International since joining the company in 2005 and is a member of the Global Equity team.  Prior to joining IronBridge in 2005, Mr. Clarke worked at Deutsche Asset Management.  Mr. Clarke served as a Global Portfolio Manager at Deutsche Asset Management from 2004-2005 and as a Global Equity Analyst from 2001-2004.  While at Deutsche Asset Management, he worked closely with and reported to Mr. Barrow.  Mr. Clarke received his B.Sc. in Economics from the University of Warwick (UK) and has earned the right to use the Chartered Financial Analyst designation.

Mr. Rutter has been a Portfolio Manager of IronBridge International since joining the company in 2005 and is a member of the Global Equity team.  Prior to joining IronBridge in 2005, Mr. Rutter worked at Deutsche Asset Management.  Mr. Rutter served as an International (EAFE) Equities Portfolio Manager at Deutsche Asset Management from 2004-2005.  Prior to 2004, he served as a generalist UK Equities Analyst, a Global Capital Goods Analyst and a Junior EAFE Portfolio Manager at Deutsche Asset Management.  While at Deutsche Asset Management, he worked closely with and reported to Mr. Barrow.  Mr. Rutter received his M.A. from Christ’s College, Cambridge University and has earned the right to use the Chartered Financial Analyst designation.

The SAI provides additional information about the Fund’s portfolio managers, including other accounts managed, ownership of Fund shares and compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Subadministrator.  Frontegra acts as subadministrator of the Fund.  Pursuant to a subadministration agreement, the Fund compensates Frontegra at the following annual rates as a percentage of the Fund’s average daily net assets for providing certain compliance and administrative services to the Funds:  0.05% on the first $200 million, 0.04% on the next $200 million and 0.03% in excess of $400 million.  Frontegra serves as the investment adviser to other Frontegra Funds, including the Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund, which are subadvised by ICM and not discussed in this Prospectus.  Additionally, pursuant to the subadministration agreement, ICM has assumed certain fees and expenses relating to the start up and ongoing operation of the Fund.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 acts as the principal distributor of the Fund’s shares.

Payments to Financial Intermediaries.  Shares of the Fund may be offered through financial intermediaries, such a fund supermarkets or through broker-dealers who are authorized by the Distributor or an affiliate to sell shares of the Fund (collectively, “Financial Intermediaries”).  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.  From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund through omnibus accounts.  In some circumstances, the Fund may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Fund would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Fund.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to the Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of the Fund held by the Financial Intermediaries or other factors agreed to by the parties.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Minimum Initial and Subsequent Investments.  The Fund’s minimum initial investment is $100,000 and the minimum subsequent investment is $1,000.  Investments may be made by mail or wire.  The Fund reserves the right to change or waive these minimums at any time.  Investment minimums may also be waived or reduced at the Funds’ discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, ICM will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through Financial Intermediaries, who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Initial Investment By Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

Further credit:

Frontegra Funds, Inc.

Frontegra IronBridge Global Focus Fund

(investor account number)

(name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form, subject to the redemption/exchange fee described below if the shares have been held for 30 days or less.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of ICM and/or IronBridge International and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

Redemption/Exchange Fee.  A redemption/exchange fee of 2.00% will be charged on shares of the Fund redeemed (including in connection with an exchange) 30 days or less from their date of purchase.  The redemption/exchange fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption/exchange fee applies, the shares that were held the longest will be redeemed first.  The redemption/exchange fee does not apply to:

•

shares purchased through certain omnibus accounts, including qualified retirement plans;

•

shares acquired through dividends or capital gains investments; or

•

shares redeemed because of death or disability.

Frontegra may, at its discretion, waive the redemption/exchange fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions or exchanges that do not indicate market timing strategies.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

when establishing or modifying certain services on an account;

•

when changing account ownership;

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Fund has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the discretion of Frontegra, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, ICM and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity;

•

the 2.00% redemption/exchange fee for redemptions or exchanges 30 days or less after purchase (determined on a first-in, first out basis); and

•

regular reports to the Board of Directors by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

The Distributor has entered into shareholder information agreements with Financial Intermediaries, which enable the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their fair market value and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the fair market value of those shares on the date of the exchange.  This is not a tax-free exchange.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

If you exchange your shares in the Fund for shares in any other Frontegra Fund, you may be subject to the redemption/exchange fee described above under “Your Account—Redemption/Exchange Fee.”

VALUATION OF FUND SHARES

Shares of the Fund are sold at the Fund’s NAV.  The NAV of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by ICM or IronBridge International in good faith and in accordance with procedures approved by the Fund’s Board of Directors.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Board of Directors may rely on the recommendations of a fair value pricing service it has retained to assist in valuing foreign securities.  The fair value pricing service may employ quantitative models in determining fair value.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

DISTRIBUTIONS AND TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Code) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

If the Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

Foreign Tax Considerations.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.  The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund.  The Fund will notify you if it makes such an election.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Elyce D. Dilworth	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
IronBridge Capital Management, L.P.	Milwaukee, Wisconsin 53201-0701
One Parkview Plaza, Suite 600
Oakbrook Terrace, Illinois 60181	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SUBADVISER	Ernst & Young LLP
233 S. Wacker Drive
IronBridge International Ltd.	Chicago, Illinois 60606-6301
Beaumont House
Beaumont Mews	LEGAL COUNSEL
37 Marylebone High Street
London, United Kingdom	Godfrey & Kahn, S.C.
W1U 4QE	780 N. Water Street
Milwaukee, Wisconsin 53202
SUBADMINISTRATOR

Frontegra Asset Management, Inc.
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

CUSTODIAN

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

Additional information regarding the Company and the Fund is included in the SAI, which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments will be available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report will provide a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the SAI and the annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.

STATEMENT OF ADDITIONAL INFORMATION

FRONTEGRA FUNDS, INC.

Frontegra IronBridge Global Focus Fund

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-888-825-2100

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Frontegra IronBridge Global Focus Fund (the “Fund”) dated September 18, 2009.  The Fund is a series of Frontegra Funds, Inc. (the “Company”).  A copy of the Prospectus is available without charge upon request to the above address or toll-free telephone number, or you can visit the Fund’s website at http://www.frontegra.com.

FRONTEGRA STRATEGIES, LLC

Distributor

This Statement of Additional Information is dated September 18, 2009.

You should rely only on the information contained in this SAI and the Prospectus dated September 18, 2009.  The Company has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

i

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company was organized as a Maryland corporation on May 24, 1996.

The Fund is a diversified series of the Company.  The Company may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one series may be offered in separate classes.  Currently, the Company offers nine separate series, one of which is discussed in this SAI.  The Board of Directors of the Company (the “Board”) has established two classes of shares of common stock, the Institutional Class and Class Y shares, with respect to certain series of the Company as shown below. Certain series offer a single class of shares of common stock, such as the Fund, which has the same characteristics as the Institutional Class.

The Company is authorized to issue 1,000,000,000 $.01 par value shares of common stock in series and classes.  As discussed above, certain series of the Company are divided into two classes, Class Y and Institutional Class.  The number of shares authorized for each of the Company’s series and classes is set forth in the table below:

Series/Class of Common Stock	Number of Authorized Shares
Frontegra Columbus Core Plus Fund
Class Y	50,000,000
Institutional Class	100,000,000

Frontegra Columbus Core Fund	50,000,000

Frontegra IronBridge Small Cap Fund	50,000,000

Frontegra IronBridge SMID Fund
Class Y	50,000,000
Institutional Class	100,000,000

Frontegra Netols Small Cap Value Fund
Class Y	50,000,000
Institutional Class	50,000,000

Frontegra New Star International Equity Fund	100,000,000

Frontegra Sky International Value Fund
Class Y	50,000,000
Institutional Class	50,000,000

Frontegra Timpani Small Cap Growth Fund
Class Y	50,000,000
Institutional Class	50,000,000

Frontegra IronBridge Global Focus Fund	50,000,000

The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board.  Each share of common stock is entitled to participate in dividends and capital gains distributions as determined by the Board.  Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation.  Shares have no preemption, conversion or subscription rights.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of the Fund is long-term capital appreciation.  This investment objective may not be changed without shareholder approval.  The Fund is diversified.

The following is a complete list of the Fund’s fundamental investment limitations which cannot be changed without shareholder approval, which requires the approval of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.

3.

May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Fund’s non-fundamental operating policies which may be changed by the Board without shareholder approval.

The Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the “SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

7.

Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.

Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies, and techniques that are described in the Prospectus.

Recent Market Events

During 2008 and 2009, U.S. and international markets have experienced dramatic volatility.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Accordingly, the risks of investing in the following securities have increased.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.  However, the Fund will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines.  The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board has delegated to IronBridge International Ltd., the Fund’s subadviser (“IronBridge International” or the “Subadviser”), the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board has directed IronBridge International to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

The Fund may invest up to 100% of its total assets in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions.   When the Fund takes such a position, the Fund may not achieve its investment objective. Short-term fixed income securities are defined to include without limitation, the following:

1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.  In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.  In addition, the U.S. Department of Treasury is assisting in each entity’s ability to meet its obligations through the establishment of a preferred stock purchase agreement and a secured lending credit facility, and has agreed to provide up to $200 billion of capital to each entity as needed.  However, there is no assurance that the such actions will be successful.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $100,000.  Therefore, certificates of deposit purchased by the Fund may not be fully insured.  On October 3, 2008, FDIC deposit insurance was increased from $100,000 to $250,000 per depositor at least through December 31, 2009.

3.

Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities.  In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Fund may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date.  In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral.  However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  IronBridge International monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement.  IronBridge International does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Fund at any time.  IronBridge International will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of IronBridge Capital Management, L.P. (the “Adviser” or “ICM”) or IronBridge International, of comparable quality.

Other than commercial paper, short-term fixed income securities must be rated at least A or higher by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”).  Commercial paper and commercial paper master notes must be rated A-1 or better by S&P, Prime-1 or better by Moody’s, or F2 or higher by Fitch.  The Fund may also invest in the short-term investment funds of its custodial bank.

Foreign Securities and Currencies

The Fund may invest directly in securities of non-U.S. companies.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S.  Other risks inherent in foreign investment include:  expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, the Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent.  The value of the Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Currency exchange rates can be volatile at times in response to various political and economic conditions.

Hedging Strategies

General Description of Hedging Strategies.  The Fund may engage in hedging activities, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge the Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire.  Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest.  The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities.  In addition, the Fund’s ability to use hedging instruments will be limited by tax considerations.

The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset Coverage for Futures and Options Positions.  The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed.  Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options.  The Fund may (i) purchase stock index options for any purpose; (ii) sell stock index options in order to close out existing positions; and/or (iii) write covered options on stock indexes for hedging purposes.  Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund’s use of stock index options is subject to certain risks.  Successful use by the Fund of options on stock indexes will be subject to the ability of IronBridge International to correctly predict movements in the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.  Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts.  The Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA.  The Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices.  The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.  Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written.  An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place.  Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.  A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index.  More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized.  Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts.  A margin deposit is intended to ensure the Fund’s performance of the Futures Contract.  The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.  Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts.  The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.  However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position.  The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value.  In addition, many of the contracts are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures.  The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position.  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strategies.  Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes.  The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund’s securities holdings against the risk of declining market prices.  The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract.  If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities.  If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged.  Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

Foreign Currency - Related Derivative Strategies - Special Considerations.  The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging.  The Fund’s use of currency-related derivative instruments will be directly related to the Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments.  In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.  Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.  The Fund also might use currency-related derivative instruments when IronBridge International believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund.  Furthermore, currency-related derivative instruments may be used for short hedges – for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold.  For example, if the Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure.  Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.”  The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.  In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks.  The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract.  In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction.  The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance.  For privately-negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.  The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market.  Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments.  To the extent the Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets.  As a result, if a large portion of the Fund’s assets are so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above.  However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances.  It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund’s securities that are attributable to other (i.e., non-currency related) causes.  Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Income Tax Treatment of Options, Futures and Foreign Currency Transactions.  If a call option written by the Fund expires, the Fund will realize, for federal income tax purposes, a short-term capital gain equal to the option premium received by the Fund.  If a call option written by the Fund is exercised, the option premium will be included in the proceeds of the sale, and will thus increase the Fund’s capital gain (or decrease its capital loss) on the sale of the security covering the option.

If the Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

The Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special federal income tax rules.  All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Foreign Investment Companies

Some of the securities in which the Fund invests may be located in countries that may not permit direct investment by outside investors.  Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies.  Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act.  Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities of issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement.  For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Lending of Portfolio Securities

The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Fund does not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.  The Fund will retain authority to terminate any loans at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.  Dividends received by the Fund on the loaned securities are not treated as “qualified dividends” for tax purposes.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  IronBridge International will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.  The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Portfolio Turnover

The Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders.  High portfolio turnover may result in the realization of substantial capital gains.

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board of Directors of the Company is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below.  William D. Forsyth III (indicated with an asterisk*) is deemed to be an “interested person” of the Company, as defined in the 1940 Act, due to his ownership interest in Frontegra Asset Management, Inc. (“Frontegra”) and Timpani Capital Management LLC (“Timpani”), investment advisers to other Frontegra Funds not discussed in this SAI.

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director(1)	Other Directorships Held by Director
David L. Heald 400 Skokie Blvd., Suite 260, Northbrook, Illinois 60062 Year of Birth: 1943	Independent Director	Indefinite; since June 1996.

Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969.  Mr. Heald has been a principal and a Director of Consulting Fiduciaries, Inc. (“CFI”), a registered investment adviser, since August of 1994.  CFI provides professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers.  Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law.  From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series.  From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				9	None

James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director	Indefinite; since May 2002.	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, most recently as Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	9	None

Interested Director and Officers
Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director(1)	Other Directorships Held by Director
William D. Forsyth III* Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President and Secretary Director Co-President, Treasurer and Assistant Secretary	Elected annually by the Board of Directors; since August 2008. Indefinite; since May 1996. From May 1996 to August 2008.

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988.  Mr. Forsyth has served as President of the Adviser since August 2008 and as Treasurer and a Director of the Adviser since May 1996.  Mr. Forsyth served as Co-President and Assistant Secretary of the Adviser from May 1996 to August 2008.  Mr. Forsyth has served as President of Timpani Capital Management LLC since August 2008 and served as Co-President from April 2008 to August 2008.  Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Fund’s shares (the “Distributor”), since August 2008 and as Co-President from August 2007 to August 2008.  From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm.  From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank.  Mr. Forsyth has earned the right to use the CFA designation.

				9	None
Elyce D. Dilworth Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Elected annually
by the Board of
Directors;
Treasurer and
Assistant
Secretary since
August 2008;
Chief
Compliance
Officer since
January 2008;
Anti-Money
Laundering
Compliance
Officer since
February 2008.

Ms. Dilworth received her B.B.A. in Finance from the University of Wisconsin – Milwaukee in 1989 and her M.S. in Accounting from the University of Wisconsin – Milwaukee in 1991.  Ms. Dilworth has served as Chief Compliance Officer of the Adviser since January 2008.  Ms. Dilworth has served as Chief Financial Officer and Chief Compliance Officer of Timpani Capital Management LLC since April 2008. Ms. Dilworth has served as Chief Compliance Officer of the Distributor since August 2008. From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for the Van Wagoner Funds, Inc., and the President, Secretary and Treasurer from January 2005 until May 2007.  From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products.  From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for PriceWaterhouseCoopers LLP, a public accounting firm.

				N/A	N/A

(1) The Frontegra Funds consist of nine separate series, one of which is discussed in this SAI.

The Board of Directors has one standing committee – an Audit Committee.  Pursuant to its charter, the Audit Committee: oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor.  During the fiscal year ended June 30, 2009, the Audit Committee met three times.  The two independent directors – Mr. Heald and Mr. Snyder – form  the Audit Committee.

The following table sets forth the dollar range of shares beneficially owned by each director in the Frontegra family of Funds as of December 31, 2008, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned
Name of Director	Aggregate Dollar Range of Equity Securities Beneficially Owned in Frontegra Family of Funds
William D. Forsyth III(1)	Over $100,000
David L. Heald	$10,001-$50,000
James M. Snyder	Over $100,000

___________________

(1)

This Director is deemed an “interested person” as defined in the 1940 Act.

As of the date of this SAI, officers and directors of the Company do not own any shares of the Fund because it was not offered for sale until the date of this SAI.

Directors and officers of the Company who are also officers, directors, employees or shareholders of the Adviser do not receive any remuneration from the Fund for serving as directors or officers.  Accordingly, Mr. Forsyth and Ms. Dilworth do not receive any remuneration from the Fund for their services as director and officer and officer, respectively.  Ms. Dilworth receives compensation from Frontegra for her services as Chief Compliance Officer of the Company.  The Fund pays compensation to an outside consulting firm for compliance-related services in support of Ms. Dilworth’s position as Chief Compliance Officer.  Neither the Company nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses. The following table provides information relating to compensation paid to Mr. Heald and Mr. Snyder for their services as directors of the Company for the fiscal year ended June 30, 2009.  Mr. Heald and Mr. Snyder did not receive any remuneration from the Fund during the fiscal year 2009 because the Fund had not commenced operations as of June 30, 2009.

Name	Total Compensation from Fund Complex(1)
David L. Heald	$25,000(2)
James M. Snyder	$25,000(2)

__________________

(1)

The Frontegra Funds consist of nine separate series, one of which is discussed in this SAI.

(2)

The disinterested directors may invest their compensation in shares of the Fund.

CODE OF ETHICS

The Company, the Distributor, Frontegra and Timpani, the investment advisers to other Frontegra Funds, have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all employees and other supervised persons of the Company, Frontegra, Timpani and the Distributor.  The Code of Ethics is based upon the principle that directors, officers and employees of the Company and Frontegra have a fiduciary duty to place the interests of Fund shareholders above their own.  The Code of Ethics addresses compliance with federal securities laws, gifts and personal trading and reporting.

The Code of Ethics permits access persons (as defined in the Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions.  The Code of Ethics requires access persons to preclear most transactions in initial public offerings and private placements.  It also requires access persons (other than independent directors of the Fund) to report transactions to Frontegra’s Chief Compliance Officer.  Independent directors are required to report certain transactions to the Fund’s administrator, U.S. Bancorp Fund Services, LLC.  Moreover, access persons (other than independent directors of the Fund) are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

ICM has adopted a Code of Ethics that governs the personal trading activities of all “Access Persons.”  Access Persons generally include all directors and officers of ICM, as well as certain employees and control persons who have access to information regarding the purchase and sale of securities by ICM.  The Code of Ethics permits Access Persons to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires Access Persons to preclear most transactions, including with respect to mutual funds advised or subadvised by ICM, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports.  The Code of Ethics prohibits Access Persons from purchasing or selling any security that a client account purchased or sold or ICM considered purchasing or selling during the 10-day period immediately before or after the Access Person’s transaction.

IronBridge International has adopted a Code of Ethics that governs the personal trading activities of all “Access Persons.”  Access Persons generally include all directors and officers of IronBridge International, as well as certain employees and control persons who have access to information regarding the purchase and sale of securities by IronBridge International.  The Code of Ethics permits Access Persons to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires Access Persons to preclear most transactions, including with respect to mutual funds advised or subadvised by IronBridge International, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports.  The Code of Ethics prohibits Access Persons from purchasing or selling any security that a client account purchased or sold or IronBridge International considered purchasing or selling during the 10-day period immediately before or after the Access Person’s transaction.

PRINCIPAL SHAREHOLDERS

Information regarding principal shareholders and control persons of the Fund is not provided because the Fund was not offered for sale until the date of this SAI.

INVESTMENT ADVISER

ICM is the investment adviser to the Fund.  A brief description of the Fund’s investment advisory agreement is set forth in the Fund’s Prospectus under “Fund Management.”  ICM also serves as subadviser to the Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund, which are not discussed in this SAI.  IronBridge International is a wholly-owned subsidiary of ICM.  Accordingly, ICM and IronBridge are affiliates.

The Company, on behalf of the Fund, has entered into an investment advisory agreement with ICM (the “Advisory Agreement”).  The Advisory Agreement has an initial term of two years and is required to be approved annually by the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s disinterested directors, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board of Directors of the Company, by vote of a majority of the Fund’s outstanding voting securities or by ICM, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, ICM supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board.  At its expense, ICM provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its services, the Fund pays to ICM a monthly advisory fee at the annual rate of 0.85% of the average daily net asset value of the Fund.

ICM has entered into a subadvisory agreement (the “Subadvisory Agreement”) under which IronBridge International serves as the Fund’s subadviser and, subject to ICM’s supervision, manages the Fund’s portfolio assets.  IronBridge International is compensated by ICM for its investment advisory services to the Fund and to other accounts.  Pursuant to this arrangement, ICM pays IronBridge International a fee equal to the aggregate of costs and expenses incurred by IronBridge International in providing advisory services to ICM plus an additional amount based on a percentage of such expenses.

Pursuant to an expense cap agreement between ICM and the Company, on behalf of the Fund, ICM contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund do not exceed 1.00% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2010, with successive renewal terms of one year unless terminated by ICM or the Company prior to any such renewal.  Additionally, ICM assumes certain fees and expenses relating to the start up and operation of the Fund pursuant to a subadministration agreement, described below, entered into by the Company, ICM and Frontegra, the investment adviser to other Frontegra Funds not discussed in this SAI.

Christopher C. Faber is the General Partner and President of ICM.  Jeffrey B. Madden is a Partner and Portfolio Manager of ICM.  Elizabeth H. Murphy is the Chief Operating Officer of ICM.  Samuel T. Eddins is a Partner and Director of Research of ICM.  John G. Davis is the Chief Compliance Officer of ICM.  Mr. Faber, Ms. Murphy, Mr. Eddins and Mr. Davis are each considered a control person of ICM due to their ownership of and/or their position with ICM.

Stephen Barrow is the Chief Investment Officer and a Director of IronBridge International.  James Clarke is a Portfolio Manager and a Director of IronBridge International.  Peter Rutter is a Portfolio Manager and a Director of IronBridge International.  Mr. Barrows, Mr. Clarke and Mr. Rutter are each considered a control person of IronBridge International due to their ownership of and/or their position with IronBridge International.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Fund

As described in the Prospectus for the Fund under “Fund Management,” each portfolio manager is jointly responsible for the day-to-day management of the Fund.  Unless otherwise indicated, each portfolio manager jointly manages the day-to-day management of the other accounts set forth in the following table.

Other Accounts Managed by the Portfolio Managers
As of June 30, 2009

	Other Registered Investment Companies Managed by Portfolio Managers		Other Pooled Investment Vehicles Managed by Portfolio Managers				Other Accounts Managed by Portfolio Managers
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Pooled Investment Vehicles with Performance– Based Fees	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Accounts with Performance –Based Fees

IronBridge Global Focus Fund
IronBridge International Ltd.
Stephen Barrow	0	0	1	$8.0 million	0	0	18	$2.7 billion	4	$1.6 billion
James Clarke	0	0	1	8.0 million	0	0	18	$2.7 billion	4	1.6 billion
Peter Rutter	0	0	1	8.0 million	0	0	18	$2.7 billion	4	1.6 billion
IronBridge Capital Management, LP.
Matthew Halkyard	0	0	1	8.0 million	0	0	18	$2.8 billion	5*	1.7 billion

* Mr. Halkyard is solely responsible for the day-to-day management of one of these accounts.

Potential Conflicts of Interest

IronBridge International’s individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Fund, these accounts may include other mutual funds, separate accounts and private investment vehicles.  IronBridge International is subject to the compliance procedures of ICM with respect to areas such as trade allocations, cross trading, insider trading and trade management to prevent potential conflicts in connection with any portfolio manager’s management of the Fund and the management of any other accounts.  ICM’s Chief Compliance Officer oversees these policies and procedures.

Compensation of Portfolio Managers

The compensation of the portfolio managers of the Fund is not directly tied to the performance of the Fund.  The portfolio managers of the Fund are paid a flat base salary and receive annual bonuses based on individual performance and the success of the firm, rather than the performance of individual accounts.  IronBridge International’s portfolio managers may own and may be offered an opportunity to purchase or sell equity interests in ICM.

Ownership of Fund Shares by Portfolio Managers

As of the date of this SAI, the Fund’s portfolio managers do not own any shares of the Fund because it was not offered for sale until the date of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about its portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Company, ICM and IronBridge International may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Company will disclose the portfolio holdings of the Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•

The Fund’s full portfolio holdings as of quarter end will be posted on the Company’s website no earlier than 30 days after quarter end.

•

The Fund’s full portfolio holdings as of quarter end will be included in a quarterly report provided to certain shareholders of the Fund following posting of the portfolio holdings on the Company’s website.

•

ICM or IronBridge International may disclose Fund portfolio holdings in regulatory filings and to the Fund’s service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Fund and Company.  Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.

•

The portfolio holdings as of each quarter end for the Fund will be disclosed to the rating agencies listed below no earlier than 30 days after quarter end.

Morningstar, Inc.

Thomson Financial Services

Lipper, Inc.

Vickers Stock Research Corporation

Standard & Poor’s Ratings Group

Capital Bridge, Inc.

Bloomberg L.P.

•

Disclosure of portfolio holdings as of a particular month end may be made in response to inquiries from consultants or prospective clients no earlier than 10 days after month end.

•

The Fund’s top ten holdings as of a quarter end may be included in Fund fact sheets following posting of the Fund’s top ten holdings as of quarter end on the Company’s website.

•

The Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and ICM or IronBridge International and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

•

ICM or IronBridge International may disclose portfolio holdings daily to ix Partners Ltd. for cash and portfolio reconciliation services and to Institutional Shareholder Services, Inc. for proxy voting services.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities without prior approval of the Board of Directors.  No compensation or other consideration may be received by the Fund, ICM or IronBridge International in connection with the disclosure of portfolio holdings in accordance with this policy.

The Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board of Directors.  The Board of Directors will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Fund shareholders and those of ICM, IronBridge International or any other Fund affiliate.

PROXY VOTING POLICIES

The Board has adopted proxy voting procedures that delegate to ICM the authority to vote proxies, subject to the supervision of the Board.  ICM votes all proxies on behalf of the Fund in accordance with ICM’s proxy voting policies.  In addition, the Board has authorized ICM to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.  The Fund’s proxy voting procedures provide that, in the event of a conflict between the interests of ICM and the Fund with regard to a proxy vote, a majority of the disinterested directors will be responsible for resolving the conflict.

ICM’s proxy voting policies provide that ICM will vote proxies with respect to client securities in a manner consistent with the best interest of clients and the Fund’s shareholders.  ICM has adopted proxy voting guidelines established by Institutional Shareholder Services, a third party voting service, to be followed in most cases, unless client interests or specific voting issues require otherwise.  Proxy solicitations that might involve a conflict of interest between ICM and client interests will be handled in one of the following ways:

•

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on ICM’s part;

•

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to the Fund, the Board (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

Information regarding how the Fund votes proxies will be available without charge, either upon request, by calling toll free, 1-888-825-2100, or by accessing the SEC’s website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

As used in this section, the term “Adviser” means ICM or IronBridge International.

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  The Adviser seeks the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser or the Fund.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Brokerage will not be allocated based on the sale of the Fund’s shares.  Information on brokerage commissions for the Fund is not provided because the Fund was not offered for sale until the date of this SAI.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Fund.  The Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  The investment advisory fees paid by the Fund under the Advisory Agreement are not reduced as a result of the Adviser’s receipt of research services.

The Adviser places portfolio transactions for other advisory accounts that it manages.  Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing its accounts.  Not all of such services may be used by the Adviser in connection with the Fund.  The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Adviser.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, the Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

CUSTODIAN

As custodian of the Fund’s assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Fund (the “Transfer Agent”).  The Transfer Agent is compensated based on an annual fee per open account of $14.00, subject to minimum annual fees of $6,000 per Fund.  There is a fee of $6,000 per year for each additional fund or class.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Fund pursuant to separate Administration and Fund Accounting Agreements.  Under these Agreements, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the foregoing services, U.S. Bancorp Fund Services, LLC receives from the Fund, a fee, computed daily and payable monthly based on the Company’s average net assets at the annual rate of 0.0325 of 1% on the first $1 billion and 0.02 of 1% on the average net assets in excess of $1 billion, subject to an annual minimum of $300,000 (subject to adjustment in accordance with the number of series offered by the Company), plus out-of-pocket expenses.

SUBADMINISTRATOR

Frontegra, 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, an affiliate of the Company, acts as subadministrator for the Fund.  Pursuant to a subadministration agreement, Frontegra is compensated by the Fund at the following annual rates as a percentage of the Fund’s average daily net assets for providing various compliance and administrative services to the Fund:  0.05% on the first $200 million, 0.04% on the next $200 million and 0.03% in excess of $400 million.  Frontegra is the investment adviser to other portfolios of the Frontegra family of Funds.

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

The Distributor, Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, is the principal distributor of the Fund’s shares.  Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Fund’s shares on a continuous, best efforts basis.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the Fund’s outstanding securities and, in either case, by a majority of the directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on 60 days written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of the Fund are sold on a continuous basis at the Fund’s net asset value.  As set forth in the Prospectus under “Valuation of Fund Shares,” the Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Otherwise, actual sale or bid prices are used.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than Nasdaq) on which such securities are primarily traded, and securities traded on Nasdaq are valued using the Nasdaq Official Closing Price.  However, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate.  The Board may approve the use of pricing services to assist the Fund in the determination of net asset value.  Short-term fixed income securities held by the Fund are generally valued on an amortized cost basis.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of the Adviser and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of the Fund, and the Fund’s tax basis in the transferred securities will be equal to their fair market value.  However, if a transfer of securities in exchange for shares qualifies as a tax-free transaction under the Code, the investors transferring those securities to the Fund will generally not recognize any gain or loss, for federal income tax purposes, as a result of the transfer.  In this event, the Fund’s tax basis in the transferred securities may be less than (if the securities have appreciated in value) or greater than (if the securities have depreciated in value) the fair market value of those securities.  If the Fund’s tax basis in the transferred securities is less than the fair market value of those securities, then the Fund, upon disposition of the securities, may recognize more taxable gain (or less taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer; conversely, if the Fund’s tax basis in the contributed securities is greater than the fair market value of the securities, then the Fund, upon disposition of the securities, may recognize less taxable gain (or more taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer.

Redemptions In Kind.  The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund being redeemed, whichever is less for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash, such as securities or other property.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of anti-money laundering compliance officers, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUND

The Fund intends to qualify annually as a “regulated investment company” under Subchapter M of the Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.  In the event the Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes.  In this event, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains and any distributions that it makes would not qualify for any dividends paid deduction.  This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund intends to distribute at least annually to its holders all or substantially all of its investment company taxable income and net capital gain.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to, and designated by the Fund as,  “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.  Currently, the maximum rate applicable to long-term capital gains recognized by noncorporate shareholders, and thus to qualified dividend income, is set at 15%.

Generally, “qualified dividend income” includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.”  Passive foreign investment corporations and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations.  The portion of a distribution that the Fund pays that is attributable to, and designated by the Fund as, qualified dividend income may be the noncorporate shareholders of the Fund as qualified dividend income.  If the Fund has income of which more than 95% was qualified dividends, all of the Fund’s dividends will be eligible for designation as qualified dividend income.  Certain holding period requirements applicable to both the Fund and its shareholders also must be satisfied to obtain qualified dividend treatment.

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.  If the Fund designates distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Interest and dividends received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would, in effect, pass through to the Fund’s shareholders any foreign and U.S. possessions income taxes paid by the Fund.  Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax.  The Fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund maintains its accounts and calculates its income in U.S. dollars.  In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.  A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations.  In that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Pursuant to the Code, the Fund will be treated as a separate entity for federal income tax purposes.

Based upon the number of shareholders of the Fund, the Fund could be considered to be a personal holding company (a “PHC”) under the Code.  A company is considered a PHC if:  (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals.  A company satisfying this test is taxed on its undistributed personal holding company income (“UPHCI”), currently at a rate of 15%.  UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax.  Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code.  The Fund intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state, local or foreign tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP,  233 South Wacker Drive, Chicago, IL 60606-6301, has been selected as the independent registered public accounting firm for the Fund.  Ernst & Young will audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

Audited financial statements are not provided because the Fund did not commence operations until after the date of this SAI.

PART C

OTHER INFORMATION

Item 23.

Exhibits

See “Exhibit Index.”

Item 24.

Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 25.

Indemnification

Article VI of Registrant’s By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.”

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 26.

Business and Other Connections of Investment Adviser

IronBridge Capital Management, L.P. (“ICM”) serves as the investment adviser with respect to the Registrant’s IronBridge Global Focus Fund.  ICM is a registered investment adviser.  The business and other connections of ICM, as well as the names and titles of the executive officers and directors of ICM, are further described in ICM’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

IronBridge International Ltd. (“IronBridge International”) serves as the investment subadviser with respect to the Registrant’s IronBridge Global Focus Fund.  IronBridge International is a registered investment adviser.  The business and other connections of IronBridge International, as well as the names and titles of the executive officers and directors of IronBridge International, are further described in IronBridge International’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

To the best of Registrant’s knowledge, none of ICM’s or IronBridge International’s directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Investment Adviser” section of the Registrant’s Statement of Additional Information, which is incorporated herein by reference.

Item 27.

Principal Underwriters

(a)

None

(b)

Set forth below is certain information pertaining to the directors and officers of Frontegra Strategies, LLC, the Registrant’s principal underwriter:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND
William D. Forsyth III 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	President and General Securities Principal	President, Secretary and Director
Elyce D. Dilworth 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	General Securities Principal and Chief Compliance Officer	Chief Compliance Officer, Assistant Secretary, Treasurer, Anti-Money Laundering Compliance Officer

(c)

None

Item 28.

Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Investment Adviser	IronBridge Capital Management, LP 1 Parkview Plaza, Suite 600 Oakbrook Terrace, Illinois 60181
Registrant’s Subadviser	IronBridge International Ltd. Beaumont House Beaumont Mews 37 Marylebone High Street London, United Kingdom W1U 4QE
Registrant’s Custodian	U.S. Bank, NA 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Transfer Agent, Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 E. Michigan St. Milwaukee, WI 53202
Registrant’s Subadministrator	Frontegra Asset Management, Inc. 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062
Registrant’s Distributor	Frontegra Distributors, LLC 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062

Item 29.

Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Northbrook and State of Illinois on the 17th day of September, 2009.

FRONTEGRA FUNDS, INC. (Registrant)

By:

/s/ William D. Forsyth III

William D. Forsyth III

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date
/s/ William D. Forsyth III William D. Forsyth III	President, Secretary and a Director (principal executive officer and principal financial officer)	September 17, 2009
/s/ Elyce D. Dilworth Elyce D. Dilworth	Chief Compliance Officer, Treasurer, Assistant Secretary and Anti-Money Laundering Compliance Officer (principal accounting officer)	September 17, 2009
David L. Heald	Director*
James M. Snyder	Director*

*By: /s/ William D. Forsyth III William D. Forsyth III President Attorney-in-fact pursuant to Power of Attorney filed on May 24, 2007, Post-Effective Amendment No. 29.

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(a.1)	Registrant’s Articles of Incorporation	Filed July 1, 1996, Form N-1A
(a.2)	Articles Supplementary to the Registrant’s Articles of Incorporation dated January 31, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12
(a.3)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 19, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(a.4)	Articles Supplementary to the Registrant’s Articles of Incorporation dated October 7, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(a.5)	Articles of Amendment dated October 28, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(a.6)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 21, 2004	Filed June 25, 2004, Post-Effective Amendment No. 20
(a.7)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23
(a.8)	Articles Supplementary to the Registrant’s Articles of Incorporation dated November 20, 2006	Filed May 16, 2007, Form N-14
(a.9)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated June 23, 2004	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.10)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated November 27, 2006	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.11)	Articles of Amendment dated July 31, 2007	Filed August 13, 2007, Post-Effective Amendment No. 1 to Form N-14
(a.12)	Articles of Amendment dated August 20, 2007	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.13)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 20, 2007.	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.14)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(a.15)	Articles Supplementary to the Registrant’s Articles of Incorporation dated July 16, 2008	Filed July 18, 2008, Post-Effective Amendment No. 42
(a.16)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 11, 2008	Filed October 31, 2008, Post-Effective Amendment No. 44
(a.17)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 16, 2009		X
(b)	Registrant’s By Laws	Filed July 1, 1996, Form N-1A
(b.1)	Amendment to Registrant’s By Laws	Filed October 31, 2008, Post-Effective Amendment No. 44
(c)	None

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(d.1)	Form of Investment Advisory Agreement	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.2)	Form of Subadvisory Agreement between Frontegra and Reams	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.3)	Form of Subadvisory Agreement between Frontegra and IronBridge Capital Management, L.P.	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.4)	Form of Subadvisory Agreement between Frontegra and New Star	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.5)	Form of Subadvisory Agreement between Frontegra and Netols	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.6)	Form of Subadvisory Agreement between Frontegra and Sky	Filed October 31, 2008, Post-Effective Amendment No. 44
(d.7)	Amended and Restated Expense Cap/Reimbursement Agreement dated November 1, 2008	Filed October 31, 2008, Post-Effective Amendment No. 44
(d.8)	Form of Investment Advisory Agreement with Timpani Capital Management LLC	Filed July 18, 2008, Post-Effective Amendment No. 42
(d.9)	Form of Expense Cap/Reimbursement Agreement regarding Frontegra Timpani Small Cap Growth Fund	Filed July 18, 2008, Post-Effective Amendment No. 42
(d.10)	Investment Advisory Agreement with IronBridge Capital Management, L.P.		X
(d.11)	Expense Cap/Reimbursement Agreement regarding Frontegra IronBridge Global Focus Fund		X
(d.12)	Subadvisory Agreement between IronBridge Capital Management, L.P. and IronBridge International Ltd.		X
(e)	Distribution Agreement	Filed October 31, 2008, Post-Effective Amendment No. 44
(f)	None
(g.1)	Form of Custody Agreement	Filed October 22, 2003, Post-Effective Amendment No. 18
(g.2)	Amendment to Fund Custody Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(g.3)	Amended Exhibit C to Fund Custody Agreement		X
(h.1)	Transfer Agent Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(h.2)	Fund Administration Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(h.3)	Fund Accounting Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(h.4)	Amendment to Transfer Agent Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.5)	Amendment to Fund Accounting Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34

2

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(h.6)	Amendment to Fund Administration Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.7)	Amendment to Fund Administration Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(h.8)	Amendment to Fund Accounting Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(h.9)	Amendment to Transfer Agent Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(h.10)	Amendment to Transfer Agent Servicing Agreement dated May 20, 2002	Filed October 22, 2003, Post-Effective Amendment No. 18
(h.11)	Amendment to Transfer Agent Servicing Agreement dated July 24, 2002	Filed October 22, 2003, Post-Effective Amendment No. 18
(h.12)	Amendment to Fund Accounting Servicing Agreement dated August 1, 2002	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.13)	Amendment to Fund Administration Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.14)	Amendment to Fund Transfer Agent Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.15)	Amended Exhibit A to Fund Accounting Servicing Agreement		X
(h.16)	Amended Exhibit A to Fund Administration Servicing Agreement		X
(h.17)	Amended Exhibit A to Transfer Agent Servicing Agreement		X
(h.18)	Subadministration Agreement		X
(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 9, 1996	Filed October 11, 1996, Post-Effective Amendment No. 1
(i.2)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 29, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12
(i.3)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 23, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(i.4)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 20, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(i.5)	Opinion and Consent of Godfrey & Kahn, S.C. dated June 23, 2004	Filed June 25, 2004, Post-Effective Amendment No. 20
(i.6)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 25, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23
(i.7)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 31, 2007	Filed August 31, 2007, Post- Effective Amendment No. 34
(i.8)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 4, 2007	Filed September 4, 2007, Post-Effective Amendment No. 35
(i.9)	Opinion and Consent of Godfrey & Kahn, S.C. dated July 18, 2008	Filed July 18, 2008, Post-Effective Amendment No. 42
(i.10)	Consent of Godfrey & Kahn, S.C. dated October 31, 2008	Filed October 31, 2008, Post-Effective Amendment No. 44

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Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(i.11)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 17, 2009		X
(j)	None
(k)	None
(l)	Initial Subscription Agreements	Filed October 11, 1996, Post-Effective Amendment No. 1
(m.1)	Rule 12b-1 Plan	Filed October 31, 2008, Post-Effective Amendment No. 44
(m.2)	Form of Rule 12b-1 Dealer Agreement	Filed October 31, 2008, Post-Effective Amendment No. 44
(n)	Multiple Class Plan	Filed October 31, 2008, Post-Effective Amendment No. 44
(o)	Reserved
(p.1)	Code of Ethics for Access Persons of Frontegra Funds, Inc., Frontegra Asset Management, Inc., Frontegra Strategies, LLC and Timpani Capital Management LLC	Filed July 18, 2008, Post-Effective Amendment No. 42
(p.2)	Amended and Restated Code of Ethics for Access Persons of Reams Asset Management Company, LLC	Filed October 27, 2006, Post-Effective Amendment No. 25
(p.3)	Code of Ethics and Personal Trading Policy of IronBridge Capital Management, LP (including IronBridge International Ltd.)		X
(p.4)	New Star Code of Conduct	Filed October 30, 2007, Post-Effective Amendment No. 36
(p.5)	Netols Asset Management, Inc. Code of Ethics and Personal Trading Policy	Filed October 27, 2006, Post-Effective Amendment No. 25
(p.6)	Sky Investment Counsel Inc. Code of Ethics	Filed August 31, 2007, Post Effective Amendment No. 34

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